Exhibit 99.1

Sonus Networks Reports Financial Results for Q4 FY2003, Fiscal Year 2003 and Q1 FY2004

     CHELMSFORD, Mass.--(BUSINESS WIRE)--July 28, 2004--Sonus Networks, Inc. (Nasdaq: SONSE), a leading supplier of service provider voice over IP (VoIP) infrastructure solutions, today reported its financial results for the fourth quarter and fiscal year ended December 31, 2003, and for its first quarter ended March 31, 2004. Sonus has restated its consolidated financial results for fiscal years 2001 and 2002 and the first three quarters of fiscal 2003 in its Form 10-K/A filed with the Securities and Exchange Commission (SEC) on July 28, 2004. Sonus today also filed its Form 10-Q for the first quarter of 2004 with the SEC. Sonus will hold a conference call to review its financial results at 8:15 am Eastern time, Thursday, July 29, 2004.
     Today's filings bring the Company into compliance with the SEC requirements for the filing of its periodic reports. The Company received notice today from the Nasdaq Stock Market that it has determined to delist the Company's stock from the Nasdaq National Market effective as of the opening of the market on Monday, August 2, 2004. The Company has notified Nasdaq that it has filed its delinquent SEC reports. The Company has requested that its common stock remain listed on the Nasdaq National Market because the Company is now in compliance with Nasdaq's filing requirement and is awaiting a determination from Nasdaq.
     "Today we reported our financial results through the first quarter of 2004, filed all the related securities filings and are once again in compliance with the SEC financial reporting requirements. The completion of our financial review forms a strong foundation for us to continue to build the company and expand our position in the market," said Hassan Ahmed, chief executive officer and chairman, Sonus Networks. "During this period in which we have invested significant energy in our financial review, our business has continued to thrive. We have announced new customers, extended our industry-leading solutions further into the wireless and access markets, significantly expanded our engineering, sales and services resources, and taken actions to strengthen our internal controls, processes and infrastructure. We are excited about the market opportunity for voice over IP and are confident in our ability to play a leadership role."
     Revenues for the first quarter of fiscal 2004 were $36.5 million compared with $9.2 million in the first quarter of 2003. Net income for the first quarter of fiscal 2004 was $3.0 million, or $0.01 per share, compared with a net loss for the first quarter of fiscal 2003 of $9.7 million, or $0.05 per share.
     Revenues for the fourth quarter of fiscal 2003 were $46.4 million compared with $12.5 million in the fourth quarter of fiscal 2002. Net income for the fourth quarter of fiscal 2003 was $6.9 million, or $0.03 per diluted share, compared with a net loss for the fourth quarter of fiscal 2002 of $13.4 million, or $0.07 per share. Revenues for fiscal year 2003 were $93.2 million compared with $93.9 million for fiscal year 2002. Net loss for fiscal year 2003 was $15.1 million, or $0.07 per share, compared with a net loss for fiscal year 2002 of $73.8 million, or $0.39 per share.

     Restatement of Consolidated Financial Statements

     As a result of the financial review, Sonus has restated its consolidated financial results for fiscal years 2001 and 2002 and the first three quarters of fiscal 2003 as embodied in its Form 10-K/A. As previously reported, the primary impact of the restatements is the adjustment to the timing of revenue recognition and certain other financial statement accounts. Principal adjustments to revenue relate to the timing of revenue where the revenue has been deferred and recognized in subsequent periods. In addition, other material restatements include adjustments to purchase accounting, impairments, accruals and deferred compensation.

     An overview of adjustments by period is as follows:

     -- 2003 - Restated revenues for the first nine months of 2003 were $46.8 million compared with $66.0 million as initially reported. Restated deferred revenues as of September 30, 2003 were $85.2 million compared with $34.0 million as initially reported. Accrued expenses as of September 30, 2003 were $17.5 million compared with $32.9 million as initially reported. Restated net loss was $22.0 million, or $0.10 per share, compared with $6.4 million, or $0.03 per share, as initially reported.

     -- 2002 - Restated revenues for fiscal 2002 were $93.9 million compared with $62.6 million as initially reported. Restated deferred revenues as of December 31, 2002 were $59.8 million compared with $29.2 million as initially reported. Accrued expenses as of December 31, 2002 were $16.5 million compared with $33.4 million as initially reported. Restated net loss was $73.8 million, or $0.39 per share, compared with $68.5 million, or $0.36 per share, as initially reported.

     -- 2001 - Restated revenues for fiscal 2001 were $128.8 million compared with $173.2 million as initially reported. Restated deferred revenues as of December 31, 2001 were $60.4 million compared with $13.3 million as initially reported. Accrued expenses as of December 31, 2001 were $18.4 million compared with $27.7 million as initially reported. Restated net loss was $635.6 million, or $3.68 per share compared with $645.4 million, or $3.74 per share, as initially reported.

     Sonus' restated annual financial statements are included in its Amendment No. 1 on Form 10-K/A on file with the SEC. Investors are encouraged to read this filing for a more complete description of the financial restatement. For the purpose of restating its consolidated financial statements for the first three quarters of 2003 and 2002, consistent with the restatements in the Company's Form 10-K/A, Sonus anticipates amending its previously filed quarterly reports on Form 10-Q for each of the first three quarters of 2003, as soon as practicable.
     Sonus also reported that Stephen J. Nill, its vice president of business operations and former chief financial officer, has resigned at the request of the company.

     Company Conference Call, Webcast and Replay Information

     Date: Thursday, July 29, 2004
     Time: 8:15 am Eastern
     To listen via telephone: Dial-in number: +1-800-633-8410 or +1-212-896-6053 To listen via the Internet: Sonus will host a live webcast of the conference call. To access the webcast, visit the Sonus Networks Investor Relations site at http://www.sonusnet.com.
     Replay: A telephone playback of the call will be available following the conference and can be accessed by calling +1-402-977-9140 or +1-800-633-8284. The access code for the replay is 21204187. The telephone playback will be available through August 12, 2004.
     The webcast will be available on the Sonus Networks Investor Relations site through July 29, 2005. To access the replay of the webcast, visit the Investor Relations site at http://www.sonusnet.com.

     About Sonus Networks

     Sonus Networks, Inc. is a leading provider of voice over IP (VoIP) infrastructure solutions for wireline and wireless service providers. With its Open Services Architecture (OSA), Sonus delivers end-to-end solutions addressing a full range of carrier applications, including trunking and tandem switching, residential and business access, network border switching and enhanced services. Sonus' voice infrastructure solutions, including media gateways, softswitches and network management systems, are deployed in service provider networks worldwide. Sonus, founded in 1997, is headquartered in Chelmsford, Massachusetts. Additional information on Sonus is available at http://www.sonusnet.com.

     This release may contain forward-looking statements regarding future events that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. Readers are referred to the "Risk Factors" section of Sonus' Annual Report on Form 10-K/A dated July 28, 2004 and filed with the SEC, and the "Cautionary Statements" section of Sonus' Quarterly Report on Form 10-Q, dated July 28, 2004 and filed with the SEC, which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements. Risk factors include, among others, uncertainties regarding the timing of the Company's completion of the filing of its Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, the possibility that Sonus may be delisted from Nasdaq, risks as to the litigation and SEC investigation with respect to the foregoing and related matters, unforeseen issues encountered in the completion of the audit and uncertainties regarding the extent to which prior period financial statements will be restated. In addition, any forward-looking statements represent Sonus' views only as of today and should not be relied upon as representing Sonus' views as of any subsequent date. While Sonus may elect to update forward-looking statements at some point, Sonus specifically disclaims any obligation to do so.

     Sonus is a registered trademark of Sonus Networks. Open Services Architecture, GSX9000, Insignus and Sonus Insight are trademarks of Sonus Networks. All other trademarks, service marks, registered trademarks, or registered service marks are the property of their respective owners.


                              SONUS NETWORKS, INC.
                 Condensed Consolidated Statements of Operations
                      (In thousands, except per share data)

                                      Year Ended December 31, 2001
                                   -----------------------------------
                                   As Reported Adjustments As Restated
                                   ----------- ----------- -----------
Revenues                             $173,199    $(44,399)   $128,800
Cost of revenues                       75,698     (12,920)     62,778
                                   ----------- ----------- -----------
Gross profit                           97,501     (31,479)     66,022
Gross profit %                           56.3%       70.9%       51.3%
Operating expenses:
  Research and development             65,004      (1,108)     63,896
  Sales and marketing                  42,267      (1,391)     40,876
  General and administrative           13,068        (241)     12,827
  Stock-based compensation             75,500      (1,368)     74,132
  Amort. Of goodwill and purchased
   intangible assets                  107,759     (37,208)     70,551
  Write-off of goodwill and
   purchased intangible assets        374,735      17,652     392,387
  Restructuring charges, net           25,807     (18,486)      7,321
  In-process research and
   development                         43,800         800      44,600
                                   ----------- ----------- -----------

      Total operating expenses        747,940     (41,350)    706,590
                                   ----------- ----------- -----------

Income (loss) from operations        (650,439)      9,871    (640,568)
Interest expense                         (567)        (58)       (625)
Interest income                         5,574           -       5,574
                                   ----------- ----------- -----------

Net income (loss)                   $(645,432)     $9,813   $(635,619)
                                   =========== =========== ===========
Net income (loss) per share:
      Basic                            $(3.74)      $0.06      $(3.68)
      Diluted                          $(3.74)      $0.06      $(3.68)
Shares used in computation:
      Basic                           172,382         523     172,905
      Diluted                         172,382         523     172,905



                              SONUS NETWORKS, INC.
                      Condensed Consolidated Balance Sheet
                                 (In thousands)

                                             December 31, 2001
                                      --------------------------------
                                         As                      As
                                       Reported  Adjustments  Adjusted
                                      ---------- ----------- ---------
                Assets
Current assets:
     Cash, cash equivalents and
      marketable securities            $125,067        $(54) $125,013
     Accounts receivable, net             9,440       1,241    10,681
     Inventory                           18,865      11,437    30,302
     Other current assets                 2,952       3,356     6,308
                                      ---------- ----------- ---------
         Total current assets           156,324      15,980   172,304
Property and equipment, net              23,335         208    23,543
Purchased intangible assets, net          4,536      15,453    19,989
Other assets, net                           689        (319)      370
                                      ---------- ----------- ---------

                                       $184,884     $31,322  $216,206
                                      ========== =========== =========

 Liabilities and Stockholders' Equity
Current liabilities:
     Accounts payable and accrued
      expenses                          $36,301     $(5,584)  $30,717
     Accrued restructuring expenses       8,596      (5,935)    2,661
     Current portion of deferred
      revenue                            13,349      43,110    56,459
     Current portion of long-term
      obligations                         1,055        (483)      572
                                      ---------- ----------- ---------
          Total current liabilities      59,301      31,108    90,409
Long-term deferred revenue, less
 current portion                              -       3,942     3,942
Long-term liabilities, less current
 portion                                 12,698     (11,409)    1,289
Convertible subordinated notes           10,000           -    10,000
Stockholders' equity:
     Common stock                           205           -       205
     Capital in excess of par value     860,883      (1,778)  859,105
     Accumulated deficit               (729,398)      9,813  (719,585)
     Deferred compensation              (28,721)       (354)  (29,075)
     Treasury stock                         (84)          -       (84)
                                      ---------- ----------- ---------
          Total stockholders' equity    102,885       7,681   110,566
                                      ---------- ----------- ---------

                                       $184,884     $31,322  $216,206
                                      ========== =========== =========


                              SONUS NETWORKS, INC.
                 Condensed Consolidated Statements of Operations
                      (In thousands, except per share data)


                                 Year
                                Ended
                              December
                              31, 2003   Year Ended December 31, 2002
                             --------- -------------------------------
                                As        As                     As
                              Reported  Reported Adjustments  Restated
                             --------- --------- ----------- ---------
Revenues                      $93,210   $62,558     $31,359   $93,917
Cost of revenues               37,909    40,302      11,274    51,576
                             --------- --------- ----------- ---------
Gross profit                   55,301    22,256      20,085    42,341
Gross profit %                   59.3%     35.6%       64.0%     45.1%
Operating expenses:
  Research and development     32,190    45,308        (717)   44,591
  Sales and marketing          23,169    27,863         (77)   27,786
  General and administrative   10,475     6,141        (893)    5,248
  Stock-based compensation      3,418    19,495      (2,624)   16,871
  Amort. Of goodwill and
   purchased intangible
   assets                       2,408     1,514       2,715     4,229
  Write-off of goodwill and
   purchased intangible
   assets                           -     1,848       9,102    10,950
  Restructuring charges, net        -   (10,125)     17,864     7,739
                             --------- --------- ----------- ---------

     Total operating expenses  71,660    92,044      25,370   117,414
                             --------- --------- ----------- ---------

Income (loss) from operations (16,359)  (69,788)     (5,285)  (75,073)
Interest expense                 (610)     (676)          1      (675)
Interest income                 2,135     1,994          (1)    1,993
                             --------- --------- ----------- ---------

Income (loss) before
 provision for income taxes   (14,834)  (68,470)     (5,285)  (73,755)
Provision for income taxes        302         -          86        86
                             --------- --------- ----------- ---------
Net income (loss)            $(15,136) $(68,470)    $(5,371) $(73,841)
                             ========= ========= =========== =========
Net income (loss) per share:
      Basic                    $(0.07)   $(0.36)     $(0.03)   $(0.39)
      Diluted                  $(0.07)   $(0.36)     $(0.03)   $(0.39)
Shares used in computation:
      Basic                   220,696   189,889       1,119   191,008
      Diluted                 220,696   189,889       1,119   191,008


                              SONUS NETWORKS, INC.
                 Condensed Consolidated Statements of Operations
                      (In thousands, except per share data)


                           Three
                          Months
                           Ended
                         December
                         31, 2003 Three Months Ended December 31, 2002
                        --------- ------------------------------------
                           As                                   As
                         Reported  As Reported   Adjustments  Restated
                        --------- -------------- ----------- ---------
Revenues                 $46,384        $12,660       $(184)  $12,476
Cost of revenues          17,295          6,298         911     7,209
                        --------- -------------- ----------- ---------
Gross profit              29,089          6,362      (1,095)    5,267
Gross profit %              62.7%          50.3%      595.1%     42.2%
Operating expenses:
  Research and
   development             7,945          8,783         494     9,277
  Sales and marketing      6,990          5,656         788     6,444
  General and
   administrative          6,338            538      (2,001)   (1,463)
  Stock-based
   compensation              802          3,841        (915)    2,926
  Amort. Of goodwill and
   purchased intangible
   assets                    602            359         317       676
  Write-off of goodwill
   and purchased
   intangible assets           -            175        (175)        -
  Restructuring charges,
   net                         -             16         951       967
                        --------- -------------- ----------- ---------

     Total operating
      expenses            22,677         19,368        (541)   18,827
                        --------- -------------- ----------- ---------

Income (loss) from
 operations                6,412        (13,006)       (554)  (13,560)
Interest expense            (204)          (238)          -      (238)
Interest income              897            424           -       424
                        --------- -------------- ----------- ---------

Income (loss) before
 provision for income
 taxes                     7,105        (12,820)       (554)  (13,374)
Provision for income
 taxes                       204              -          21        21
                        --------- -------------- ----------- ---------
Net income (loss)         $6,901       $(12,820)      $(575) $(13,395)
                        ========= ============== =========== =========
Net income (loss) per
 share:
      Basic                $0.03         $(0.07)         $-    $(0.07)
      Diluted              $0.03         $(0.07)         $-    $(0.07)
Shares used in
 computation:
      Basic              242,983        195,648         459   196,107
      Diluted            258,607        195,648         459   196,107


                              SONUS NETWORKS, INC.
                      Condensed Consolidated Balance Sheets
                                 (In thousands)


                              December        December 31, 2002
                              31, 2003  ------------------------------
                                 As         As                   As
                              Reported   Reported Adjustments Adjusted
                             ---------- --------- --------------------
           Assets
Current assets:
     Cash, cash equivalents
      and marketable
      securities              $305,392  $111,167     $6,971  $118,138
     Accounts receivable, net   23,754     2,956      1,666     4,622
     Inventory                  13,739    10,776       (327)   10,449
     Other current assets        6,935     3,806       (290)    3,516
                             ---------- --------- ---------- ---------
         Total current assets  349,820   128,705      8,020   136,725
Property and equipment, net      5,009    11,174        372    11,546
Purchased intangible assets,
 net                             2,402     1,174      3,636     4,810
Other assets, net                1,193       480        (44)      436
                             ---------- --------- ---------- ---------

                              $358,424  $141,533    $11,984  $153,517
                             ========== ========= ========== =========

Liabilities and Stockholders'
            Equity
Current liabilities:
     Accounts payable and
      accrued expenses         $25,413   $37,521   $(17,407)  $20,114
     Accrued restructuring
      expenses                     565     3,143       (812)    2,331
     Current portion of
      deferred revenue          62,698    29,235     22,493    51,728
     Current portion of long-
      term obligations             182     1,606          -     1,606
                             ---------- --------- ---------- ---------
          Total current
           liabilities          88,858    71,505      4,274    75,779
Long-term deferred revenue,
 less current portion           24,302         -      8,024     8,024
Long-term liabilities, less
 current portion                   829     3,293          -     3,293
Convertible subordinated
 notes                          10,000    10,000          -    10,000
Stockholders' equity:
     Common stock                  247       207          -       207
     Capital in excess of par
      value                  1,043,581   858,126     (4,566)  853,560
     Accumulated deficit      (808,562) (797,868)     4,442  (793,426)
     Deferred compensation        (564)   (3,469)      (190)   (3,659)
     Treasury stock               (267)     (261)         -      (261)
                             ---------- --------- ---------- ---------
          Total stockholders'
           equity              234,435    56,735       (314)   56,421
                             ---------- --------- ---------- ---------

                              $358,424  $141,533    $11,984  $153,517
                             ========== ========= ========== =========


                              SONUS NETWORKS, INC.
                 Condensed Consolidated Statements of Operations
                      (In thousands, except per share data)

                            Three
                            Months
                            Ended
                           March 31,
                             2004    Three Months Ended March 31, 2003
                          ---------- ---------------------------------
                             As                                 As
                           Reported  As Reported Adjustments  Restated
                          ---------- ----------- ----------- ---------
Revenues                    $36,532     $16,019     $(6,810)   $9,209
Cost of revenues             12,400       5,430      (1,337)    4,093
                          ---------- ----------- ----------- ---------
Gross profit                 24,132      10,589      (5,473)    5,116
Gross profit %                 66.1%       66.1%       80.4%     55.6%
Operating expenses:
  Research and development    8,928       7,702           3     7,705
  Sales and marketing         6,860       5,274      (1,303)    3,971
  General and
   administrative             4,827       1,080         759     1,839
  Stock-based compensation      379         894          30       924
  Amort. of goodwill and
   purchased intangible
   assets                       600         271         331       602
                          ---------- ----------- ----------- ---------

     Total operating
      expenses               21,594      15,221        (180)   15,041
                          ---------- ----------- ----------- ---------

Income (loss) from
 operations                   2,538      (4,632)     (5,293)   (9,925)
Interest expense               (122)       (130)          -      (130)
Interest income                 765         381           -       381
                          ---------- ----------- ----------- ---------

Income (loss) before
 provision for income
 taxes                        3,181      (4,381)     (5,293)   (9,674)
Provision for income taxes      167           -          33        33
                          ---------- ----------- ----------- ---------
Net income (loss)            $3,014     $(4,381)    $(5,326)  $(9,707)
                          ========== =========== =========== =========
Net income (loss) per
 share:
      Basic                   $0.01      $(0.02)     $(0.03)   $(0.05)
      Diluted                 $0.01      $(0.02)     $(0.03)   $(0.05)
Shares used in
 computation:
      Basic                 244,607     198,703           -   198,703
      Diluted               255,592     198,703           -   198,703



                              SONUS NETWORKS, INC.
                      Condensed Consolidated Balance Sheets
                                 (In thousands)


                                          March 31, 2003
                                        ------------------------------
                              March 31,     As                   As
                                2004     Reported Adjustments Adjusted
                             ---------- --------- --------------------
           Assets
Current assets:
     Cash, cash equivalents
      and marketable
      securities              $301,924  $106,236       $410  $106,646
     Accounts receivable, net   32,062     2,454      2,300     4,754
     Inventory                  15,292    11,287      1,683    12,970
     Other current assets        8,390     4,488        684     5,172
                             ---------- --------- ---------- ---------
         Total current assets  357,668   124,465      5,077   129,542
Property and equipment, net      5,607     9,226        391     9,617
Purchased intangible assets,
 net                             1,802       903      3,305     4,208
Long-term marketable
 securities                      5,814         -          -         -
Other assets, net                1,057       494        (79)      415
                             ---------- --------- ---------- ---------

                              $371,948  $135,088     $8,694  $143,782
                             ========== ========= ========== =========

   Liabilities and Stockholders' Equity
Current liabilities:
     Accounts payable and
      accrued expenses         $26,972   $33,840   $(17,232)  $16,608
     Accrued restructuring
      expenses                     285     1,513          -     1,513
     Current portion of
      deferred revenue          65,242    31,831     24,274    56,105
     Current portion of long-
      term obligations             153     1,527          -     1,527
                             ---------- --------- ---------- ---------
          Total current
           liabilities          92,652    68,711      7,042    75,753
Long-term deferred revenue,
 less current portion           29,518         -      7,263     7,263
Long-term liabilities, less
 current portion                   754     2,660          -     2,660
Convertible subordinated
 notes                          10,000    10,000          -    10,000
Stockholders' equity:
     Common stock                  248       207          -       207
     Capital in excess of par
      value                  1,044,866   858,514     (4,553)  853,961
     Accumulated deficit      (805,548) (802,249)      (884) (803,133)
     Deferred compensation        (275)   (2,494)      (174)   (2,668)
     Treasury stock               (267)     (261)         -      (261)
                             ---------- --------- ---------- ---------
          Total stockholders'
           equity              239,024    53,717     (5,611)   48,106
                             ---------- --------- ---------- ---------

                              $371,948  $135,088     $8,694  $143,782
                             ========== ========= ========== =========


     CONTACT: Investor Relations:
              Sonus Networks, Inc.
              Jocelyn Philbrook, 978-614-8672
              jphilbrook@sonusnet.com
              or
              Media Relations:
              Beth Morrissey, 978-614-8579
              bmorrissey@sonusnet.com